Exhibit 10.65

SECURED PROMISSORY NOTE

Delray Beach, Florida
$200,000.00	January 11, 2012

FOR VALUE RECEIVED, the undersigned VeriTeQ Acquisition Corporation, a Florida corporation ("Maker"), promises to pay to the order of PositiveID Corporation, a Delaware corporation ("Payee") or its successors, assigns or designees, at Payee's corporate offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, or such other place as the holder hereof may from time to time designate in writing, the principal sum of Two Hundred Thousand Dollars and 00/100 ($200,000.00) in lawful money of the United States of America.

Interest on this Promissory Note (“Note”) shall accrue on the principal at a rate of 5% per annum until paid in full. Interest shall be calculated and charged daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year, on the unpaid principal balance outstanding from time to time.  Principal and interest on the Note shall be due and payable over a period of twenty-four (24) months based on a monthly amortization schedule commencing January 11, 2013.

The Note is issued under, and is subject to, the Security Agreement, dated January 11, 2012, between the Maker and the Payee, as it may be amended from time to time (the “Security Agreement”) and the payment of all obligations under this Note is secured according to the provisions contained in the Security Agreement. The Payee is entitled to all of the benefits and rights of the Payee under the Security Agreement. However, neither this reference to the Security Agreement nor any provision thereof shall impair the absolute and unconditional obligation of the undersigned to pay the principal on the Note as herein provided.

The word “holder,” as used in the Note, shall mean the Payee or endorsee of the Note who is in possession of it.

The indebtedness evidenced by the Note is secured by the Security Agreement. Any default by the Maker under this Note or the Stock Purchase Agreement, dated January 11, 2012 (the “Stock Purchase Agreement”), between Maker and Payee shall constitute a default under the Note entitling the holder to declare the entire principal amount of the indebtedness evidenced hereby immediately due and payable.

It is further agreed hereby that if any payment of principal shall not be made as and when due as above provided; or in the event default be made in the performance or compliance with any of the covenants and conditions of the Stock Purchase Agreement; or upon the insolvency, bankruptcy or dissolution of the Maker; then, in any or all such events, the entire amount of principal of the Note with all interest then accrued, shall, at the option of the holder of the Note and without notice (Maker hereby expressly waives notice of such default), become and be due and collectible, time being of the essence for all sums due under the Note.  If the Note shall not be paid at maturity or according to the tenor thereof and strictly as above provided, it may be placed in the hands of an attorney at law for collection, and in that event, each party liable for the payment thereof, as Maker, endorser, guarantor, or otherwise, hereby agrees jointly and severally, to pay the holder hereof in addition to the sums above stated, a reasonable sum as an attorney's fee, which shall include attorney's fees at the trial level and on appeal, together with all reasonable costs incurred.

After maturity or default, the Note shall bear interest at the highest rate permitted under then applicable law; provided, however, in the event said highest rate is otherwise indeterminable, the parties agree that the applicable rate shall be eighteen percent (18%) per annum; provided further, however, that in no event shall such rate exceed the highest rate permissible under the applicable law.

Provided Payee has not exercised its right to accelerate the Note as hereinabove provided, in the event any required payment on the Note is not received by Payee within five (5) days after said payment is due, Maker shall pay Payee a late charge of eight percent (8%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty.

No delay or omission on the part of the Payee in exercising any right, privilege or remedy shall impair such right, privilege or remedy or be construed as a waiver thereof or of any other right, privilege or remedy.  No waiver of any right, privilege or remedy or any amendment to the Note shall be effective unless made in writing and signed by the Payee. Under no circumstances shall an effective waiver of any right, privilege or remedy on any one occasion constitute or be construed as a bar to the exercise of or a waiver of such right, privilege or remedy on any future occasion. The acceptance by the Payee hereof of any payment after any default hereunder shall not operate to extend the time of payment of any amount then remaining unpaid hereunder or constitute a waiver of any rights of the Payee hereof under the Note.  The unenforceability or invalidity of any provision of this Note as to any person or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

All rights and remedies of the Payee, whether granted herein or otherwise, shall be cumulative and may be exercised singularly or concurrently, and the Payee shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Florida. The Payee shall have no duty as to the collection or protection of the Collateral (as defined in the Security Agreement) or of any income thereon, or as to the preservation of any rights pertaining thereto beyond the safe custody thereof.  Surrender of the Note, upon payment or otherwise, shall not affect the right of the Payee to retain the Collateral (as defined in the Security Agreement) as security for the payment and performance of any liability of the undersigned to the Payee.

All persons now or at any time liable for payment of the Note hereby waive presentment, protest, notice of protest, and notice of dishonor.  The Maker expressly consents to any extensions and renewals of the Note, in whole or in part, and all delays in time of payment or other performance under the Note which Payee may grant at any time and from time to time, without limitation and without any notice or further consent of the Maker.

The Maker and such other parties authorize and employ the Payee, in its sole discretion, at any time after the occurrence of a default hereunder to appropriate and, in such order as the Payee may elect, apply any such money, deposits or property to the payment hereof or to the payment of any and all indebtedness, liabilities and obligations of such parties to the Payee or any of the Payee's affiliates, whether now existing or hereafter created or arising or now owned or howsoever after acquired by the Payee or any of the Payee's affiliates (whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured).

The Note and the provisions hereof shall be binding upon the Maker and the Maker’s administrators, successors, and assigns and shall inure to the benefit of the Payee, the Payee’s administrators, successors, and assigns.  The Maker may not assign its rights or obligations under the Note.

The Note may not be amended, changed or modified in any respect except by a written document that has been executed by each party.  The Note is to be construed according to the applicable laws of the State of Florida, without regard to its conflicts of law principles.  Any action brought upon the enforcement of this Note is hereby authorized to be instituted and prosecuted in the state and federal courts located in Palm Beach County, Florida, at Payee’s election.

In any action or proceeding in connection with or to enforce this Note, the Maker irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida, or the United States courts located within the State of Florida, in the county of Palm Beach, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on him by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to his address set forth herein (or otherwise expressly provided in writing).  Alternatively, in any such action or proceeding in any such court, service of any legal process may be made upon the Payee or any other obligor (regardless of any other appointment by such person of any other process agent) by mailing or delivery of such process to such person, or such other agent which such person may have appointed and the Payee has approved as the person’s agent for these purposes.  The Payee hereby irrevocably waives, to the fullest extent he may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Nothing contained herein shall, however, prevent the Payee from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

MAKER AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT MAKER OR PAYEE, OR ANY OTHER PERSON MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THE NOTE AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER OR ANY PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE ACCEPTING THIS NOTE IN CONNECTION WITH THE STOCK PURCHASE AGREEMENT.

IN WITNESS WHEREOF, the undersigned has executed this Note on the date set forth above.

VERITEQ ACQUISITION CORPORATION

By:	/s/ Scott Silverman

Name:	Scott Silverman

Title:	Chairman & CEO

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